Exhibit 23

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Annual Report (Form 10-K) of Ameriprise Financial, Inc. of our reports dated February 26, 2007, with respect to the consolidated financial statements of Ameriprise Financial, Inc., Ameriprise Financial, Inc. management’s assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Ameriprise Financial, Inc., included in the 2006 Annual Report to Shareholders of Ameriprise Financial, Inc.

We consent to the incorporation by reference in the following Registration Statements:

(1)            Registration Statement (Form S-3 No. 333-128834) of Ameriprise Financial, Inc.,

(2)            Registration Statement (Form S-8 No. 333-128789) pertaining to the Ameriprise Financial 2005 Incentive Compensation Plan of Ameriprise Financial, Inc.,

(3)            Registration Statement (Form S-8 No. 333-127890) pertaining to the Ameriprise 401(k) Plan of Ameriprise Financial, Inc.,

(4)            Registration Statement (Form S-8 No. 333-127891) pertaining to the Ameriprise Financial Deferred Equity Program for Independent Financial Advisors of Ameriprise Financial, Inc., and

(5)            Registration Statement (Form S-3 No. 333-133860) of Ameriprise Financial, Inc. and Ameriprise Capital Trusts I through IV;

of our report dated February 26, 2007, with respect to the consolidated financial statements of Ameriprise Financial, Inc. incorporated herein by reference, our report dated February 26, 2007, with respect to Ameriprise Financial, Inc.’s management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting of Ameriprise Financial, Inc., incorporated herein by reference, and our report dated February 26, 2007, with respect to the financial statement schedules of Ameriprise Financial, Inc., included herein.

/s/ Ernst & Young
Minneapolis, Minnesota
February 26, 2007